                                                                  EXHIBIT 10.25


                          UNITED STATED DISTRICT COURT
                          SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------x
                                                     :
THE ZEMEL FAMILY TRUST, on behalf of itself,         :      00 Civ. 7438 (MGC)
and a class of persons similarly situated,           :
                                                     :
                                    Plaintiff,       :      STIPULATION AND
                                                     :      ORDER PROVIDING
         - against -                                 :      FOR VOLUNTARY
                                                     :      DISMISSAL
PHILIPS INTERNATIONAL REALTY CORP., PHILIP           :
PILEVSKY, LOUIS J. PETRA, SHEILA LEVINE,             :
BRIAN GALLAGHER, ELISE JAFFE, ROBERT S.              :
GRIMES, ARNOLD S. PENNER and A.F.                    :
PETROCELLI,                                          :
                                                     :
                                    Defendants.      :
                                                     :
--------------------------------------------------x


         WHEREAS, Philips International Realty Corporation ("Philips") is a publicly held real estate investment trust ("REIT") incorporated under Maryland law;

         On September 8, 2000, Philips issued a proxy solicitation statement (the "Proxy") soliciting shareholder approval of a plan of liquidation (the "Liquidation");

         On or about October 2, 2000, the Zemel Family Trust (the "Trust" or "Plaintiff"), whose trustees and beneficiaries are Barry and Barbara Zemel, initiated this action (the "Action") against Philips and Philip Pilevsky, Louis
J. Petra, Sheila Levine, Brian Gallagher, Elise Jaffe, Robert S. Grimes, Arnold
S. Penner and A.F. Petrocelli (collectively "Defendants") and moved by order to show cause for a preliminary injunction to prevent Philips from proceeding with the Liquidation on the alleged ground that the Proxy regarding the Liquidation was materially false and misleading in violation of Section 14(a) of the Securities and Exchange Act of 1934 (the "Exchange Act");

         On or about October 10, 2000, the shareholders of Philips approved the Liquidation pursuant to the Proxy;

         At all times, Philips has disputed plaintiffs claims of wrongdoing and unlawful conduct, and has denied the material allegations of the complaint;

         On November 6 and 9, 2000, the District Court conducted a two-day full evidentiary hearing on the Trust's motion for a preliminary injunction. At the conclusion of the hearing, Judge Cedarbaum denied Plaintiff's motion for a preliminary injunction from the bench;

         On or about November 30, 2000, the Court issued a Memorandum Opinion and Order holding that the Trust "has shown neither the likelihood of success on the merits nor raised a sufficiently serious question going to the merits to entitle it to the extraordinary relief it seeks;"

         On or about January 10, 2001, Plaintiff filed an amended class action complaint (the "Amended Complaint");

         On or about January 31, 2001, Plaintiff moved for appointment of lead counsel in this action, which motion was granted;

         On or about February 26, 2001, Philips moved for an order dismissing claim three, breach of fiduciary duty, of the Amended Complaint which the Court denied and deemed the Amended Complaint to have alleged futility of demand;

         On February 5, 2002, the District court denied the Trust's motion for class certification;

         On May 28, 2003, the United States Court of Appeals for the Second Circuit denied the Trusts' motion seeking leave to appeal the District Court's denial of class certification;

         Notwithstanding the pendency of the action for over three and a half years, the fact that Plaintiff filed a notice of Pendency pursuant to the Private Securities Litigation and Reform Act, and the fact that Philips has discussed the litigation, in detail, in its various public filings and press releases over the past three years, no other shareholder of Philips has stepped forward to pursue the claims alleged in the Amended Complaint;

         Philips has sold all of the properties comprising the Liquidation transaction, and when all distributions are made, Philips anticipates that the consideration to shareholders will fall within 1% of the amount anticipated in the Proxy. The Plaintiff, on consent, wishes to voluntarily dismiss its remaining claims with prejudice which, in effect, would result in the dismissal of both its individualized federal securities fraud claims and the named plaintiff's claims denominated as derivative claims on behalf of Philips;

         The voluntary dismissal with prejudice is not the product of collusion between or among Plaintiffs and Defendants;

         Neither Plaintiff or its counsel have received any consideration whatsoever in exchange for agreeing to voluntarily dismiss this action;

         NOW, THEREFORE, IT IS HEREBY STIPULATED, AGREED AND ORDERED THAT:

         1.       All parties shall bear their own costs.

         2. The case is dismissed pursuant to Rules 41 and 23.1 of the Federal Rules of Civil Procedure in its entirety and with prejudice.

Dated:   New York, New York
         July 22, 2004


PRYOR CASHMAN SHERMAN                          GOODKIND LABATON RUDOFF
& FLYNN LLP                                    & SUCHAROW, LLP


By: /s/ JAMES A. JANOWITZ                       By: /s/ LYNDA GRANT
    ---------------------                           ---------------
    James A. Janowitz (JJ 8788)                     Lynda Grant (LJG 4874)
    410 Park Avenue                                 100 Park Avenue
    New York, NY 10022                              New York, NY 10017
    (212) 421-4100                                  (212) 907-0700
    Attorneys for Defendants                        Attorneys for Plaintiff
    Philips International Realty Corp.,
    Philip Pilevsky, Louis J. Petra and
    Sheila Levine                               RICHARD SPEARS KIBBE & ORBE


                                                By: /S/ DAVID SPEARS
                                                    ----------------
                                                    David Spears, Esq.
                                                    One World Financial Center
                                                    New York, NY 10281-1003
                                                    (212) 530-1800
                                                    Attorneys for Defendants
                                                    Brian Gallagher, Elise Jaffe,
                                                    Robert S. Grimes, Arnold S. Penner
                                                    And A.F. Petrocelli


SO ORDERED:


________________________




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